Exhibit 32(c)


                 Certificate pursuant to 18 U.S.C. Section 1350,
                    as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pro Tech Communications, Inc. ("Pro Tech") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Richard Hennessey, President and Debra Kirven, Chief Financial Officer of Pro Tech, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of Pro Tech.




/s/  RICHARD HENNESSEY
------------------------
Richard Hennessey
President
May 14, 2004


/s/  DEBRA KIRVEN
------------------------
Debra Kirven
Chief Financial Officer
May 14, 2004